EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF NEW JERSEY

In re: Tarragon Corporation	Case No. 09-10555 (DHS)
Reporting Period: 1/1/10 through 1/31/10

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

In preparing this monthly operating report, the Company has relied upon unaudited financial information and other analyses prepared by its accounting department.  The information and other data contained herein is deemed to be materially accurate, and is subject to certain timing and reclassification adjustments as more information becomes available.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Stephanie Buffington	Date: February 26, 2010
Signature of Authorized Individual

Stephanie Buffington	Director of Financial Reporting, Tarragon Corporation
Printed Name of Authorized Individual	Title of Authorized Individual

_______________
1Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
January 31, 2010

Unaudited – For Internal Use Only

	Tarragon Corporation	Tarragon Management Inc	Tarragon South Development Corporation	Tarragon Development Corporation	Tarragon Development Company LLC
ASSETS
REAL ESTATE INVENTORY	$-	$-	$-	$-	$-

LAND	-
BUILDING IMPROVEMENTS	-
LESS: ACCUMULATED DEPRECIATION	-

NET RENTAL REAL ESTATE	-	-	-	-	-

CASH AND CASH EQUIVALENTS	2,586,011
RESTRICTED CASH	259,771
GOODWILL	-	-
ACCOUNTS RECEIVABLE BASE RENT	-
MISCELLANEOUS ACCOUNTS RECEIVABLE	2,357,179	18,800
DUE FROM AFFILIATE	471,881,606
PREPAID EXPENSES	1,545,156
DEPOSITS AND OTHER ASSETS	2,569,751	-
INVESTMENTS IN SUBSIDIARIES	(283,143,863)		(80,627,065)	(86,336,582)	(38,962,828)
DEFERRED TAX ASSET	1,275,812
DEFERRED FINANCING EXPENSES	3,459,918

TOTAL ASSETS	$202,791,341	$18,800	$(80,627,065)	$(86,336,582)	$(38,962,828)

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$175,602,894	$-	$-	$-	$-
ACCRUED INTEREST	9,978,501
ACCRUED PROPERTY TAXES	-
ACCOUNTS PAYABLE TRADE	2,358,141
DUE TO AFFILIATE	360,490,119
ACCOUNTS PAYABLE AND OTHER LIABILITIES	21,335,109	69,880
TENANT SECURITY DEPOSITS	-

TOTAL LIABILITIES	569,764,764	69,880	-	-	-

MINORITY INTEREST	-

SHAREHOLDERS' DEFICIT	(366,973,423)	(51,080	(80,627,065)	(86,336,582)	(38,962,828)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$202,791,341	$18,800	$(80,627,065)	$(86,336,582)	$(38,962,828)

	$(284,707,843)	RE of consolidated subs
	1,563,980	Investment in Keane Stud
	$(283,143,863)

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
January 31, 2010
(Continued)
Unaudited – For Internal Use Only

	Block 88 Development, LLC	Charleston Tarragon Manager, LLC	MSCP, Inc.	Tarragon Stratford, Inc.	TDC Hanover Holdings, LLC
ASSETS
REAL ESTATE INVENTORY	$-	$-	$-	$-	$-

LAND
BUILDING IMPROVEMENTS
LESS: ACCUMULATED DEPRECIATION

NET RENTAL REAL ESTATE	-	-	-	-	-

CASH AND CASH EQUIVALENTS
RESTRICTED CASH
GOODWILL
ACCOUNTS RECEIVABLE BASE RENT
MISCELLANEOUS ACCOUNTS RECEIVABLE
DUE FROM AFFILIATE
PREPAID EXPENSES
DEPOSITS AND OTHER ASSETS
INVESTMENTS IN SUBSIDIARIES	(1,029,579)	14,764	(3,237)	(320,444)	(18,302,981)
DEFERRED TAX ASSET
DEFERRED FINANCING EXPENSES

TOTAL ASSETS	$(1,029,579)	$14,764	$(3,237)	$(320,444)	$(18,302,981)

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$-	$-	$-	$-	$-
ACCRUED INTEREST
ACCRUED PROPERTY TAXES
ACCOUNTS PAYABLE TRADE
DUE TO AFFILIATE
ACCOUNTS PAYABLE AND OTHER LIABILITIES
TENANT SECURITY DEPOSITS

TOTAL LIABILITIES	-	-	-	-	-

MINORITY INTEREST

SHAREHOLDERS' DEFICIT	(1,029,579)	14,764	(3,237)	(320,444)	(18,302,981)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$(1,029,579)	$14,764	$(3,237)	$(320,444)	$(18,302,981)

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
January 31, 2010
(Continued)
Unaudited – For Internal Use Only

	Omni Equities Corporation	Fenwick Plantation Tarragon, LLC	Orion Towers Tarragon LLP	Bermuda Island Tarragon LLC	The Park Development East, LLC
ASSETS
REAL ESTATE INVENTORY	$-	$-	$5,521,309	$-	$3,209,352

LAND		-	-	10,009,124	-
BUILDING IMPROVEMENTS		-	-	21,528,473	-
LESS: ACCUMULATED DEPRECIATION		-	-	(2,590,027)	-

NET RENTAL REAL ESTATE	-	-	-	28,947,570	-

CASH AND CASH EQUIVALENTS		-	-	210,624	-
RESTRICTED CASH		-	-	111,630	-
GOODWILL		-	-	-	-
ACCOUNTS RECEIVABLE BASE RENT		-	-	403	-
MISCELLANEOUS ACCOUNTS RECEIVABLE		-	-	-	-
DUE FROM AFFILIATE		1,552,864	-	-	-
PREPAID EXPENSES		-	204	70,840	202
DEPOSITS AND OTHER ASSETS		-	-	31,598	-
INVESTMENTS IN SUBSIDIARIES	16,895	-	-	-	-
DEFERRED TAX ASSET		-	-	-	-
DEFERRED FINANCING EXPENSES		-	-	-	-

TOTAL ASSETS	$16,895	$1,552,864	$5,521,513	$29,372,665	$3,209,553

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$-	$-	$7,690,400	$41,458,495	$3,600,000
ACCRUED INTEREST		-	904,700	891,274	426,250
ACCRUED PROPERTY TAXES		1,869	126,585	28,315	238,758
ACCOUNTS PAYABLE TRADE		4,610	45,674	195,138	-
DUE TO AFFILIATE		-	37,954,045	3,652,231	9,438,249
ACCOUNTS PAYABLE AND OTHER LIABILITIES		70,000	2,944,852	1,207,598	146,626
TENANT SECURITY DEPOSITS		-	-	74,542	-

TOTAL LIABILITIES	-	76,480	49,666,256	47,507,592	13,849,881

MINORITY INTEREST		-	-	-	-

SHAREHOLDERS' DEFICIT	16,895	1,476,384	(44,144,743)	(18,134,928)	(10,640,328)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$16,895	$1,552,864	$5,521,513	$29,372,665	$3,209,553

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
January 31, 2010
(Continued)
Unaudited – For Internal Use Only

	The Park Development West, LLC	One Las Olas, Ltd.	900 Monroe Development, LLC	Central Square Tarragon LLC	Tarragon Edgewater Associates, LLC
ASSETS
REAL ESTATE INVENTORY	$-	$1,980,793	$4,624,733	$7,770,202	$258,610

LAND	-	-	-	-	-
BUILDING IMPROVEMENTS	-	-	-	-	-
LESS: ACCUMULATED DEPRECIATION	-	-	-	-	-

NET RENTAL REAL ESTATE	-	-	-	-	-

CASH AND CASH EQUIVALENTS	-	75	-	75	-
RESTRICTED CASH	-	44,286	-	-	-
GOODWILL	-	-	-	-	-
ACCOUNTS RECEIVABLE BASE RENT	-	-	-	-	-
MISCELLANEOUS ACCOUNTS RECEIVABLE	-	-	-	-	-
DUE FROM AFFILIATE	-	539,809	-	-	8,882,236
PREPAID EXPENSES	-	100,186	202	220	-
DEPOSITS AND OTHER ASSETS	-	1,121	36	4,943	35
INVESTMENTS IN SUBSIDIARIES	-	-	-	-	-
DEFERRED TAX ASSET	-	-	-	-	-
DEFERRED FINANCING EXPENSES	-	-	-	-	-

TOTAL ASSETS	$-	$2,666,269	$4,624,971	$7,775,440	$9,140,881

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$-	$-	$3,900,000	$8,970,000	$-
ACCRUED INTEREST	-	-	460,478	2,493,081	-
ACCRUED PROPERTY TAXES	-	286,103	66,081	480,324	188,707
ACCOUNTS PAYABLE TRADE	95,473	18,124	8,502	4,875	10,679
DUE TO AFFILIATE	41,153,596	-	6,329,336	12,758,364	-
ACCOUNTS PAYABLE AND OTHER LIABILITIES	678,626	672,517	353,844	35,203	603,261
TENANT SECURITY DEPOSITS	-	-	-	-	-

TOTAL LIABILITIES	41,927,696	976,745	11,118,242	24,741,847	802,648

MINORITY INTEREST	-	-	-	-	-

SHAREHOLDERS' DEFICIT	(41,927,696)	1,689,524	(6,493,271)	(16,966,407)	8,338,233

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$-	$2,666,269	$4,624,971	$7,775,440	$9,140,881

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
January 31, 2010
(Continued)
Unaudited – For Internal Use Only

	Orlando Central Park Tarragon, L.L.C.	800 Madison Street Urban Renewal, LLC	Murfreesboro Gateway Properties, LLC	Tarragon Stonecrest LLC	Vista Lakes Tarragon, LLC
ASSETS
REAL ESTATE INVENTORY	$-	$79,061,949	$-	$-	$-

LAND	-	-	-	-	-
BUILDING IMPROVEMENTS	-	-	-	-	-
LESS: ACCUMULATED DEPRECIATION	-	-	-	-	-

NET RENTAL REAL ESTATE	-	-	-	-	-

CASH AND CASH EQUIVALENTS	-	483,802	-	-	-
RESTRICTED CASH	-	288,652	-	-	-
GOODWILL	-	-	-	-	-
ACCOUNTS RECEIVABLE BASE RENT	-	21,008	-	-	-
MISCELLANEOUS ACCOUNTS RECEIVABLE	-	-	-	-	-
DUE FROM AFFILIATE	-	-	-	-	27,177,671
PREPAID EXPENSES	-	41,741	3,604	-	-
DEPOSITS AND OTHER ASSETS	-	9,248	29,154	-	-
INVESTMENTS IN SUBSIDIARIES	-	-	-	-	-
DEFERRED TAX ASSET	-	-	-	-	-
DEFERRED FINANCING EXPENSES	-	68,750	-	-	-

TOTAL ASSETS	$-	$79,975,151	$32,759	$-	$27,177,671

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$1,105,918	$71,301,873	$-	$-	$-
ACCRUED INTEREST	391,054	121,709	-	-	-
ACCRUED PROPERTY TAXES	-	554,240	-	-	-
ACCOUNTS PAYABLE TRADE	38,481	586,336	86,986	124,297	-
DUE TO AFFILIATE	2,596,630	7,121,527	7,828,463	5,044,502	-
ACCOUNTS PAYABLE AND OTHER LIABILITIES	410,078	1,108,845	92,172	161,297	-
TENANT SECURITY DEPOSITS	-	210,199	-	-	-

TOTAL LIABILITIES	4,542,161	81,004,730	8,007,621	5,330,095	-

MINORITY INTEREST	-	-	-	-	-

SHAREHOLDERS' DEFICIT	(4,542,161)	(1,029,579)	(7,974,862)	(5,330,095)	27,177,671

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$-	$79,975,151	$32,759	$-	$27,177,671

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
January 31, 2010
(Continued)
Unaudited – For Internal Use Only

	Non Filing Entities Combined	Eliminations	Total
ASSETS
REAL ESTATE INVENTORY	$26,349,942	$6,077,031	$134,853,920

LAND	69,288,589	-	79,297,713
BUILDING IMPROVEMENTS	425,941,756	-	447,470,229
LESS: ACCUMULATED DEPRECIATION	(126,947,691)	-	(129,537,718)

NET RENTAL REAL ESTATE	368,282,654	-	397,230,224

CASH AND CASH EQUIVALENTS	564,795	-	3,845,382
RESTRICTED CASH	9,073,870	-	9,778,208
GOODWILL	-	-	-
ACCOUNTS RECEIVABLE BASE RENT	226,592	-	248,003
MISCELLANEOUS ACCOUNTS RECEIVABLE	129,088	(18,800)	2,486,267
DUE FROM AFFILIATE	117,440,386	(627,474,571)	-
PREPAID EXPENSES	3,000,836	-	4,763,193
DEPOSITS AND OTHER ASSETS	676,128	-	3,322,014
INVESTMENTS IN SUBSIDIARIES	-	510,253,835	1,558,915
DEFERRED TAX ASSET	-	-	1,275,812
DEFERRED FINANCING EXPENSES	3,972,834	-	7,501,502

TOTAL ASSETS	$529,717,124	$(111,162,505)	$566,863,439

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$544,434,571	$-	$858,064,151
ACCRUED INTEREST	6,906,123	-	22,573,169
ACCRUED PROPERTY TAXES	2,144,212	-	4,115,195
ACCOUNTS PAYABLE TRADE	1,539,087	-	5,116,405
DUE TO AFFILIATE	228,831,879	(723,198,942)	-
ACCOUNTS PAYABLE AND OTHER LIABILITIES	11,831,809	(76,003)	41,645,714
TENANT SECURITY DEPOSITS	2,031,363	6,123	2,322,228

TOTAL LIABILITIES	797,719,044	(723,268,821)	933,836,861

MINORITY INTEREST	-	13,076,519	13,076,519

SHAREHOLDERS' DEFICIT	(268,001,920)	612,106,316	(366,973,422)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$529,717,124	$(111,162,505)	$566,863,439

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Thirteen Months Ended January 31, 2010

Unaudited - For Internal Use Only

	Tarragon Corporation	Tarragon Management Inc	Tarragon South Development Corporation	Tarragon Development Corporation	Tarragon Development Company LLC
Revenue:
Sales	$-	$-	$-	$-	$-
Rental and other	148,889	1,035,131

Total revenue	148,889	1,035,131	-	-	-

Expenses:
Cost of sales	-	-
Property operations	(535,433)	-
Depreciation	-	34,544
Provision for losses	1,400,000	-
Impairment charges	-	-
General and administrative	28,001,449	2,657,576

Total expenses	28,866,016	2,692,120	-	-	-

Other income and (expenses):
Equity in loss of subsidiaries	(87,591,254)	-
Minority interest income of partnerships and joint ventures	-	-
Interest income	259,822	-
Interest expense	(9,264,742)	-
Gain (loss) on extinguishment of debt	-	-
Gain (loss) on debt restructuring	-	-
Gain (loss) on transfer of assets	-	-
Gain (loss) on disposition of assets	(4,497,534)
Gain (loss) on sale of real estate	(1,874,917)	-
Litigation, settlements, and other claims	3,404,122	-

Total other income and (expenses)	(99,564,502)	-	-	-	-

Income tax expense	(56,402)	-	-	-	-

Discontinued operations	-	-	-	-	-

Net income (loss)	$(128,338,031)	$(1,656,989)	$-	$-	$-

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Thirteen Months Ended January 31, 2010
 (Continued)
Unaudited - For Internal Use Only

	Block 88 Development, LLC	Charleston Tarragon Manager, LLC	MSCP, Inc.	Tarragon Stratford, Inc.	TDC Hanover Holdings, LLC
Revenue:
Sales	$-	$-	$-	$-	$-
Rental and other

Total revenue	-	-	-	-	-

Expenses:
Cost of sales
Property operations
Depreciation
Provision for losses
Impairment charges
General and administrative

Total expenses	-	-	-	-	-

Other income and (expenses):
Equity in loss of subsidiaries
Minority interest income of partnerships and joint ventures
Interest income
Interest expense
Gain (loss) on extinguishment of debt
Gain (loss) on debt restructuring
Gain (loss) on transfer of assets
Gain (loss) on disposition of assets
Gain (loss) on sale of real estate
Litigation, settlements, and other claims

Total other income and (expenses)	-	-	-	-	-

Income tax expense	-	-	-	-	-

Discontinued operations	-	-	-	-	-

Net income (loss)	$-	$-	$-	$-	$-

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Thirteen Months Ended January 31, 2010
 (Continued)
Unaudited - For Internal Use Only

	Omni Equities Corporation	Fenwick Plantation Tarragon, LLC	Orion Towers Tarragon, LLP	Bermuda Island Tarragon LLC	The Park Development East, LLC
Revenue:
Sales	$-	$89,900	$-	$-	$-
Rental and other		-	-	3,813,941	-

Total revenue	-	89,900	-	3,813,941	-

Expenses:
Cost of sales		84,166	-	-	-
Property operations		26,793	145,279	1,897,313	239,919
Depreciation		-	-	631,615	-
Provision for losses		-	-	-	-
Impairment charges		-	12,922,862	-	-
General and administrative		1,391	63,660	12,678	692,261

Total expenses	-	112,350	13,131,801	2,541,606	932,179

Other income and (expenses):
Equity in loss of subsidiaries		-	-	-	-
Minority interest income of partnerships and joint ventures		-	-	-	-
Interest income		-	-	-	-
Interest expense		-	(705,995)	(1,619,943)	(422,505)
Gain (loss) on extinguishment of debt		-	-	-	-
Gain (loss) on debt restructuring		-	-	-	-
Gain (loss) on transfer of assets		-	-	-	-
Gain (loss) on disposition of assets		-	-	-	-
Gain (loss) on sale of real estate		-	-	-	-
Litigation, settlements, and other claims		-	-	-	-

Total other income and (expenses)	-	-	(705,995)	(1,619,943)	(422,505)

Income tax expense	-	-	-	-	-

Discontinued operations	-	-	-	-	-

Net income (loss)	$-	$(22,450)	$(13,837,796)	$(347,608)	$(1,354,685)

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Thirteen Months Ended January 31, 2010
 (Continued)
Unaudited - For Internal Use Only

	The Park Development West, LLC	One Las Olas Ltd.	900 Monroe Development, LLC	Central Square Tarragon LLC	Tarragon Edgewater Associates, LLC
Revenue:
Sales	$18,924,400	$1,334,621	$-	$-	$891,477
Rental and other	-	-	-	5,709	-

Total revenue	18,924,400	1,334,621	-	5,709	891,477

Expenses:
Cost of sales	18,252,356	6,345,025	-	-	1,014,461
Property operations	109,128	235,746	14,998	251,153	(115,223)
Depreciation	-	-	-	-	-
Provision for losses	-	-	-	-	-
Impairment charges	-	-	6,366,255	-	-
General and administrative	101,622	281,783	2,084	72,989	28,815

Total expenses	18,463,106	6,862,555	6,383,337	324,142	928,054

Other income and (expenses):
Equity in loss of subsidiaries	-	-	-	-	-
Minority interest income of partnerships and joint ventures	-	-	-	-	-
Interest income	-	-	-	-	-
Interest expense	43,634	(304,225)	(109,934)	(2,503,642)	-
Gain (loss) on extinguishment of debt	613,681	-	-	-	-
Gain (loss) on debt restructuring	-	2,279,871	-	-	-
Gain (loss) on transfer of assets	-	-	-	-	-
Gain (loss) on disposition of assets	-	-	-	-	-
Gain (loss) on sale of real estate	-	-	-	-	-
Litigation, settlements, and other claims	-	-	-	-	-

Total other income and (expenses)	657,315	1,975,647	(109,934)	(2,503,642)	-

Income tax expense	-	-	-	-	-

Discontinued operations	-	-	-	-	-

Net income (loss)	$1,118,609	$(3,552,287)	$(6,493,271)	$(2,822,075)	$(36,577)

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Thirteen Months Ended January 31, 2010
 (Continued)
Unaudited - For Internal Use Only

	Orlando Central Park Tarragon, L.L.C.	800 Madison Street Urban Renewal, LLC	Murfreesboro Gateway Properties, LLC	Tarragon Stonecrest LLC
Revenue:
Sales	$-	$-	$-	$-
Rental and other	106,227	3,626,613	1,457,334	88,437

Total revenue	106,227	3,626,613	1,457,334	88,437

Expenses:
Cost of sales	-	-	-	-
Property operations	323,005	2,022,959	533,524	48,600
Depreciation	72,479	-	311,286	1,007
Provision for losses	-	-	-	-
Impairment charges	-	-	-	-
General and administrative	10,400	202,733	11,704	75,484

Total expenses	405,885	2,225,691	856,514	125,091

Other income and (expenses):
Equity in loss of subsidiaries	-	-	-	-
Minority interest income of partnerships and joint ventures	-	-	-	-
Interest income	-	-	-	-
Interest expense	(269,591)	(2,424,261)	(764,347)	(184,453)
Gain (loss) on extinguishment of debt	-	-	(8,992)	-
Gain (loss) on debt restructuring	-	-	-	-
Gain (loss) on transfer of assets	-	-	(3,734,857)	1,035,083
Gain (loss) on disposition of assets	-	-	-	-
Gain (loss) on sale of real estate	(741,820)	-	-	-
Litigation, settlements, and other claims	-	-	-	-

Total other income and (expenses)	(1,011,411)	(2,424,261)	(4,508,196)	850,630

Income tax expense	-	-	-	-

Discontinued operations	-	-	-	-

Net income (loss)	$(1,311,069)	$(1,023,339)	$(3,907,376)	$813,976

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Thirteen Months Ended January 31, 2010
 (Continued)
Unaudited - For Internal Use Only

	Non-Filing Entities Combined	Eliminations	Disc Ops Reclass	Total
Revenue:
Sales	$5,206,340	$-	$-	$26,446,738
Rental and other	79,982,379	(967,538)	(40,018)	89,257,105

Total revenue	85,188,719	(967,538)	(40,018)	115,703,842

Expenses:
Cost of sales	3,938,679	-	-	29,634,688
Property operations	42,751,221	(5)	(45,462)	47,903,515
Depreciation	14,275,975	(34,544)	-	15,292,362
Provision for losses	-	-	-	1,400,000
Impairment charges	58,426,755	-	-	77,715,872
General and administrative	2,360,800	1,288,840	-	35,866,270

Total expenses	121,753,430	1,254,291	(45,462)	207,812,707

Other income and (expenses):
Equity in loss of subsidiaries	-	80,474,681	-	(7,116,573)
Minority interest income of partnerships and joint ventures	660,555	-	-	660,555
Interest income	117	-	-	259,940
Interest expense	(37,810,052)	-	11,872	(56,328,183)
Gain (loss) on extinguishment of debt	(136,454)	-	123,888	592,123
Gain (loss) on debt restructuring	18,298,913	-	-	20,578,784
Gain (loss) on transfer of assets	930,430	-	-	(1,769,345)
Gain (loss) on disposition of assets	-	-	-	(4,497,534)
Gain (loss) on sale of real estate	1,462,886	-	(1,462,885)	(2,616,737)
Litigation, settlements, and other claims	-	-	-	3,404,122

Total other income and (expenses)	(16,593,605)	80,474,681	(1,327,125)	(46,832,847)

Income tax expense	-	-	-	(56,402)

Discontinued operations	-	-	1,321,681	1,321,681

Net income (loss)	$(53,158,317)	$78,252,853	$-	$(137,676,433)

TARRAGON CORPORATION
CASH FLOW FOR JANUARY 2010

	Cash Balance			Payroll	Intercompany	Cash Balance
	12/31/09	Receipts	Disbursements	Disbursements	Transfers	1/31/10

Tarragon Corporation	$3,140,919	$785,104	$(1,213,209)	$(978,242)	$851,439	$2,586,011
Tarragon Management Inc.	-	-	(93,454)	-	93,454	-

Filing entities:
Rentals:
Aldridge Apartments	-	-	-	-	-	-
Stonecrest Apartments	-	-	-	-	-	-
Orlando Central Park	-	-	-	-	-	-
Bermuda Island	209,287	321,651	(268,882)	-	(51,432)	210,624
800 Madison	156,597	550,433	(170,319)	-	(52,909)	483,802

Condo developments:
One Hudson Park	-	-	-	-	-	-
Las Olas River House	75	-	-	-	-	75
Twelve Oaks at Fenwick Plantation	-	-	-	-	-	-
Trio West	-	-	-	-	-	-

Land:
Central Square	75	-	-	-	-	75
Central Park at Lee Vista	-	-	-	-	-	-
Trio East	-	-	-	-	-	-
River Oaks	-	-	-	-	-	-
900 Monroe	-	-	-	-	-	-

Non-filing entities and eliminations	589,399	1,251,950	(436,002)	-	(840,552)	564,795
Total Company	$4,096,352	$2,909,138	$(2,181,866)	$(978,242)	$-	$3,845,382

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Thirteen Months Ended January 31, 2010

	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	12/31/2009			1/31/2010	12/31/2009			1/31/2010	12/31/2009	1/31/2010
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Filing Entities
Las Olas River House	$16,866,244	$12,708	$0	$16,878,952	$(16,867,947)	$0	$25,492	$(16,893,438)	$(1,703)	$(14,486)
One Hudson Park	(8,902,978)	22,343	1,600	(8,882,236)	8,899,479	1,600	18,843	8,882,236	(3,499)	1
Orlando Central Park	2,596,630	0	0	2,596,630	(2,596,630)	0	0	(2,596,630)	0	0
Block 88-TRI	13,507,373	4,851	28,036	13,484,188	(13,507,373)	27,871	4,686	(13,484,188)	0	0
Twelve Oaks at Fenwick Plantation	(2,573,444)	0	0	(2,573,444)	2,573,445	0	0	2,573,445	1	1
Trio East	9,438,249	0	0	9,438,249	(9,438,249)	0	0	(9,438,249)	0	0
Trio West	41,141,847	0	0	41,141,847	(41,153,597)	0	0	(41,153,597)	(11,750)	(11,750)
Aldridge Apartments	7,823,569	0	0	7,823,569	(7,823,588)	0	0	(7,823,588)	(19)	(19)
Stonecrest Apartments	5,043,853	0	0	5,043,853	(5,043,852)	0	0	(5,043,852)	1	1
Central Square	12,755,792	5,752	3,180	12,758,364	(12,755,792)	1,590	4,162	(12,758,364)	0	0
Orion Towers	44,382,288	34,222	0	44,416,510	(44,382,288)	0	34,222	(44,416,510)	0	0
Bermuda Island	3,663,476	4,806	16,051	3,652,230	(3,663,476)	16,051	4,806	(3,652,230)	0	0
900 Monroe	8,007,186	664	0	8,007,850	(8,005,213)	0	664	(8,005,877)	1,973	1,973

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Thirteen Months Ended January 31, 2010
(Continued)

	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	12/31/2009			1/31/2010	12/31/2009			1/31/2010	12/31/2009	1/31/2010
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Non Filing Entities
Fund Level	$(7,712)	$48,994	$0	$41,282	$0	$0	$0	$0	$(7,712)	$41,282
Topside Property	654,109	2,404,884	2,391,929	667,063	0	0	0	0	654,109	667,063
Sold Property Expenses	1,015,355	0	147	1,015,208	(1,015,355)	147	0	(1,015,208)	0	0
301 Route 17 (aka Meadows)	(5,397)	0	41,282	(46,679)	5,397	0	0	5,397	0	(41,282)
Ansonia	59,573,759	4,522,293	3,635,252	60,460,800	(15,287,963)	4,990,725	4,522,293	(14,819,530)	44,285,797	45,641,270
Ansonia - Consolidations	(11,071,027)	0	0	(11,071,027)	11,071,027	0	0	11,071,027	0	0
Sold Property Expenses For Sale Props	1,042,402	1,670	15	1,044,057	(1,042,402)	15	41	(1,042,428)	0	1,629
Sold Property Expenses Cont Ops	(161,981)	0	0	(161,981)	161,981	0	0	161,981	0	0
Lofts at Post Oak	0	0	5,065	(5,065)	0	5,065	0	5,065	0	0
290 Veterans	(660,282)	0	0	(660,282)	660,282	0	0	660,282	0	0
390 Capitol Ave.	2,901,963	0	0	2,901,963	(2,901,963)	0	0	(2,901,963)	0	0
Forest Park Apartments	(716,190)	0	0	(716,190)	716,190	0	0	716,190	0	0
Uptown Village - Commercial	2,593	0	0	2,593	0	0	0	0	2,593	2,593
Uptown Village - For Sale	9,612,022	1,232	0	9,613,254	(9,612,912)	0	1,232	(9,614,144)	(890)	(890)
Mirabella	15,453,991	29,343	172,370	15,310,964	(15,458,551)	281,981	141,183	(15,317,753)	(4,561)	(6,789)
Alta Mar	(4,422,815)	1,594	0	(4,421,221)	4,423,986	0	1,594	4,422,392	1,172	1,172
Cobblestone at Eagle Harbor	1,321,151	0	7,279	1,313,872	(1,364,497)	7,279	0	(1,357,218)	(43,346)	(43,346)
Vintage at the Grove	12,597,290	88,542	219,857	12,465,974	(12,612,983)	238,590	109,730	(12,484,123)	(15,693)	(18,148)
Tradition at Palm Aire	23,036,758	0	7,370	23,029,388	(23,036,758)	35,370	28,000	(23,029,388)	0	0
Merritt Stratford	277,108	4,702	0	281,810	(281,810)	0	0	(281,810)	(4,702)	0
The Exchange	29,561,889	0	0	29,561,889	(29,565,052)	0	0	(29,565,052)	(3,163)	(3,163)
Villas at 7 Dwarfs	(6,742,224)	0	0	(6,742,224)	6,742,225	0	23	6,742,203	1	(22)
Villa Tuscany	(500,973)	0	0	(500,973)	500,973	0	0	500,973	0	0
Montreux at Deerwood Lake	(3,204,435)	0	0	(3,204,435)	3,204,435	0	0	3,204,435	0	0
Vintage at Abacoa	(23,438,359)	0	0	(23,438,359)	23,438,359	0	0	23,438,359	0	0

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Thirteen Months Ended January 31, 2010
(Continued)

	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	12/31/2009			1/31/2010	12/31/2009			1/31/2010	12/31/2009	1/31/2010
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

1100 Adams	$(7,549,000)	$0	$0	$(7,549,000)	$7,548,834	$0	$0	$7,548,834	$(166)	$(166)
1118 Adams	5,015,675	50,900	10,383	5,056,192	(5,010,191)	4,238	50,740	(5,056,693)	5,484	(501)
1118 Adams Parking, Inc.	96,551	0	0	96,551	(102,071)	14,099	7,583	(95,555)	(5,520)	996
1118 Adams Parking - Eliminations	(276,179)	0	7,583	(283,763)	276,179	7,583	0	283,763	0	0
20 North Water Street	9,763,185	41	2,800	9,760,426	(9,763,185)	2,800	0	(9,760,385)	0	41
Southampton Pointe	(2,165,594)	0	0	(2,165,594)	2,165,594	0	0	2,165,594	0	0
200 Fountain Apartment Homes	603,260	0	0	603,260	(603,260)	0	0	(603,260)	0	0
Aventerra	(23,645)	159,342	145,391	(9,694)	21,047	172,013	187,616	5,444	(2,597)	(4,250)
River City Landing	2,167,195	0	0	2,167,195	(2,167,195)	0	0	(2,167,195)	0	0
Desert Winds/Silver Creek	(12,016,831)	0	0	(12,016,831)	12,016,831	0	0	12,016,831	0	0
Vintage at Legacy-Phase I	2,694,294	0	0	2,694,294	(2,694,294)	0	0	(2,694,294)	0	0
Heather Hill	3,249,173	0	0	3,249,173	(3,249,173)	0	0	(3,249,173)	0	0
278 Main Street	(23,198)	0	0	(23,198)	23,198	0	0	23,198	0	0
Lofts at the Mills	403,328	0	0	403,328	(403,328)	0	0	(403,328)	0	0
Mariner's Point	4,381,168	0	0	4,381,168	(4,381,168)	0	0	(4,381,168)	0	0
Rutherford - 290 Veterans	(106,494)	0	0	(106,494)	106,494	0	0	106,494	0	0
Block 99/102	(24,567,529)	0	0	(24,567,529)	24,567,529	0	0	24,567,529	0	0
Gables Floresta	0	0	0	0	0	0	0	0	0	0
Northgate	12,934,714	0	0	12,934,714	(12,934,714)	0	0	(12,934,714)	0	0
Ballantrae	1,982,579	0	0	1,982,579	(1,982,579)	0	0	(1,982,579)	0	0
Merritt 8 Corporate Park	(1,974,843)	0	0	(1,974,843)	1,974,842	0	0	1,974,842	(1)	(1)
Mohegan Hill	53,562,341	1,797	6,595	53,557,543	(53,562,341)	6,595	1,797	(53,557,543)	0	0
Mustang Creek	(292,497)	104,955	99,281	(286,823)	268,215	238,974	239,165	268,024	(24,282)	(18,799)
The Hamptons	(4,146,758)	0	60	(4,146,818)	4,146,758	60	0	4,146,818	0	0
Woodcreek - FL	(11,808,694)	135,232	137,303	(11,810,765)	11,800,588	144,114	146,141	11,798,561	(8,106)	(12,204)
Vintage at Plantation Bay	(1,042,489)	0	0	(1,042,489)	1,042,489	0	0	1,042,489	0	0

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Thirteen Months Ended January 31, 2010
(Continued)

	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	12/31/2009			1/31/2010	12/31/2009			1/31/2010	12/31/2009	1/31/2010
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Oxford Place	$(10,086,845)	$0	$0	$(10,086,845)	$10,082,136	$0	$0	$10,082,136	$(4,709)	$(4,709)
11 Mt Pleasant	18,304,205	0	0	18,304,205	(18,304,205)	0	0	(18,304,205)	0	0
French Villa	(2,852,018)	0	0	(2,852,018)	2,852,018	0	0	2,852,018	0	0
Southern Elms	(1,200,890)	540	242	(1,200,593)	1,200,273	706	484	1,200,495	(617)	(98)
Park Dale Gardens	(1,674,574)	0	0	(1,674,574)	1,674,574	0	0	1,674,574	0	0
Creekwood Village	(6,897,468)	0	0	(6,897,468)	6,897,468	0	0	6,897,468	0	0
Summit on the Lake	(2,489,391)	114,644	96,131	(2,470,879)	2,494,381	108,018	112,515	2,489,884	4,989	19,005
Warwick Grove	(2,365,057)	0	0	(2,365,057)	2,365,057	0	0	2,365,057	0	0
Bishops Court	(12,127,641)	0	0	(12,127,641)	12,127,641	0	0	12,127,641	0	0
Harbor Green	(8,632,942)	0	6,342	(8,639,284)	8,631,897	6,342	0	8,638,239	(1,045)	(1,045)
Vintage at Madison Crossing	512,712	0	0	512,712	(512,712)	0	0	(512,712)	0	0
The Bordeaux	159,224	0	0	159,224	(159,224)	0	0	(159,224)	0	0
Block 102 (Comm Ctr)	96,446	0	0	96,446	(96,446)	0	0	(96,446)	0	0
Hoboken Sales Center	(34,910)	0	0	(34,910)	34,910	0	0	34,910	0	0
Block 106	9,144,717	1,900	0	9,146,617	(9,144,718)	0	1,900	(9,146,618)	(1)	(1)
Block 114	1,685,730	0	0	1,685,730	(1,685,730)	0	2,816	(1,688,545)	0	(2,816)
Block 104	554,270	1,187	0	555,456	(554,300)	0	0	(554,300)	(30)	1,156
Hoboken Sales Center	(125,992)	0	0	(125,992)	125,992	0	0	125,992	0	0
Block 144	4,371,417	0	0	4,371,417	(4,371,417)	0	0	(4,371,417)	1	1
Block 112(MWH)	9,372,671	0	0	9,372,671	(9,374,644)	0	0	(9,374,644)	(1,973)	(1,973)
Hoboken Cinema	1,490,337	2,179	0	1,492,516	(1,490,337)	0	2,179	(1,492,516)	0	0
Autumn Ridge	(4,406,943)	70,375	95,210	(4,431,778)	3,807,542	96,577	93,372	3,810,747	(599,401)	(621,031)
Dogwood Hills	(2,025,351)	49,049	49,954	(2,026,255)	1,645,310	52,829	62,967	1,635,172	(380,041)	(391,083)
Groton Towers	(4,787,361)	95,716	115,746	(4,807,391)	3,942,349	116,897	122,215	3,937,031	(845,012)	(870,360)
Gull Harbor	(1,699,277)	29,214	35,158	(1,705,221)	1,695,903	366,321	361,566	1,700,658	(3,374)	(4,563)
Hamden Center	(2,740,246)	61,417	73,463	(2,752,292)	2,233,833	73,765	77,135	2,230,463	(506,412)	(521,829)
Lakeview	(2,804,461)	103,331	91,093	(2,792,223)	2,112,448	91,348	127,626	2,076,170	(692,013)	(716,053)
Nutmeg Woods	(11,969,435)	328,682	384,635	(12,025,388)	9,356,695	386,448	460,331	9,282,813	(2,612,740)	(2,742,575)

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Thirteen Months Ended January 31, 2010
(Continued)

	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	12/31/2009			1/31/2010	12/31/2009			1/31/2010	12/31/2009	1/31/2010
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Ocean Beach	$(13,434,729)	$321,132	$386,341	$(13,499,937)	$10,529,979	$378,428	$427,751	$10,480,657	$(2,904,750)	$(3,019,280)
Parkview	(6,125,690)	131,524	175,156	(6,169,322)	4,562,377	176,363	194,260	4,544,480	(1,563,313)	(1,624,843)
Sagamore	(4,248,185)	162,540	210,420	(4,296,064)	2,230,255	210,584	233,221	2,207,617	(2,017,930)	(2,088,447)
Woodcliff	(20,509,343)	471,464	593,547	(20,631,426)	17,090,611	595,940	575,843	17,110,708	(3,418,732)	(3,520,718)
200 Fountain	1,743,933	157,063	206,608	1,694,387	(3,685,656)	208,329	218,939	(3,696,266)	(1,941,723)	(2,001,879)
278 Main	112,633	95,057	116,698	90,992	(1,002,802)	117,031	115,905	(1,001,676)	(890,169)	(910,683)
Club at Danforth	(10,965,605)	266,414	308,053	(11,007,245)	9,182,541	308,271	306,799	9,184,013	(1,783,064)	(1,823,232)
Forest Park	(4,286,064)	139,523	176,116	(4,322,657)	3,162,399	177,780	154,839	3,185,340	(1,123,666)	(1,137,317)
Heather Hill	(26,059,070)	400,742	618,190	(26,276,517)	19,248,912	624,271	620,241	19,252,943	(6,810,158)	(7,023,574)
Liberty Building	(6,139,654)	163,269	158,636	(6,135,020)	4,862,646	159,754	196,605	4,825,795	(1,277,008)	(1,309,226)
Links at Georgetown	(9,117,151)	284,606	436,436	(9,268,980)	7,116,079	436,605	340,704	7,211,979	(2,001,072)	(2,057,001)
Lofts at the Mills	3,323,248	428,603	423,486	3,328,364	(5,794,483)	423,963	491,745	(5,862,265)	(2,471,236)	(2,533,901)
River City	(6,219,182)	233,594	233,538	(6,219,126)	2,990,924	233,548	315,881	2,908,590	(3,228,258)	(3,310,536)
Villa Tuscany	(15,972,035)	0	0	(15,972,035)	15,972,034	0	0	15,972,034	(1)	(1)
Vintage at Legacy	(4,619,597)	487,608	298,189	(4,430,178)	1,660,181	406,594	691,059	1,375,716	(2,959,417)	(3,054,463)
Vintage at Madison	(3,507,992)	162,290	234,727	(3,580,429)	2,462,842	234,956	190,297	2,507,502	(1,045,149)	(1,072,927)
Vintage at the Parke	(3,925,497)	193,507	401,401	(4,133,391)	2,094,879	412,278	245,884	2,261,273	(1,830,618)	(1,872,118)
Vintage at Plantation	(8,463,583)	249,636	287,562	(8,501,509)	6,558,799	306,030	327,414	6,537,415	(1,904,784)	(1,964,093)
Mariner Plaza	(4,260,662)	0	0	(4,260,662)	4,260,662	0	0	4,260,662	0	0
Midway Mills Crossing	(4,361,852)	0	0	(4,361,852)	4,361,852	0	0	4,361,852	0	0
Paradigm Loan 390 Cap Mariners Merritt S	1,232,085	0	0	1,232,085	(1,232,085)	0	0	(1,232,085)	0	0
Shortfall Note	1	0	0	1	(1)	0	0	(1)	0	0
	$111,695,724	$12,847,673	$13,151,910	$111,391,488	$(111,695,730)	$12,906,740	$12,602,503	$(111,391,494)	$(6)	$(6)

TARRAGON CORPORATION
Cash Reconciliation
Signature Master
Account XXXXXX0540
January 31, 2010
GL Acct # 13383 (Yardi 10095)

Bank Balance 1/31/10	1,630,774.12
Add: Reconciling Items	3,007.26
Less: O/S Checks/Wires/Achs	0.00
Less: Check charges	0.00
Add: Void checks	0.00
Less: Misc Diff	0.00
Book Balance 1/31/10	1,633,781.38

Reconciling Item: Cleared bank but not entered Gray Robinson 1/14/2010	3,007.26

TARRAGON CORPORATION
For the Thirteen Months Ended January 31, 2010

Property	Date	Period	Person	Debit	Credit	Balance	Remarks

10095-00			Cash – Signature Master Investment			2,189,716.26 Beginning Balance=
1000	1/25/2010	01/2010		275,216.40	0.00		SIGNATURE MASTER DEP/TSF
1000	1/25/2010	01/2010		0.00	36,767.76		SIGNATURE MASTER DEP/TSF
1000	1/25/2010	01/2010		78,805.52	0.00		SIGNATURE MASTER DEP/TSF
1000	1/25/2010	01/2010		0.00	10,282.99		SIGNATURE MASTER DEP/TSF
1000	1/25/2010	01/2010		40,542.83	0.00		SIGNATURE MASTER DEP/TSF
1000	1/25/2010	01/2010		0.00	416,320.84		SIGNATURE MASTER DEP/TSF
1000	1/25/2010	01/2010		15,513.92	0.00		SIGNATURE MASTER DEP/TSF
1000	1/25/2010	01/2010		0.00	14,893.17		SIGNATURE MASTER DEP/TSF
1000	1/25/2010	01/2010		228,425.59	0.00		SIGNATURE MASTER DEP/TSF
1000	1/25/2010	01/2010		0.00	40,127.86		SIGNATURE MASTER DEP/TSF
1000	1/25/2010	01/2010		5,230.42	0.00		SIGNATURE MASTER DEP/TSF
1000	1/25/2010	01/2010		0.00	17,883.17		SIGNATURE MASTER DEP/TSF
1000	1/25/2010	01/2010		13,290.45	0.00		SIGNATURE MASTER DEP/TSF
1000	1/25/2010	01/2010		0.00	29,287.53		SIGNATURE MASTER DEP/TSF
1000	1/25/2010	01/2010		105,399.29	0.00		SIGNATURE MASTER DEP/TSF
1000	1/25/2010	01/2010		0.00	130,033.29		SIGNATURE MASTER DEP/TSF
1000	1/25/2010	01/2010		3,007.26	0.00		GRAY ROBINSON OCT INVOICES
1000	1/25/2010	01/2010		105,933.64	0.00		BDO NOV INVOICES
1000	1/25/2010	01/2010		31,907.28	0.00		SIGNATURE MASTER DEP/TSF
1000	1/25/2010	01/2010		0.00	59,383.18		SIGNATURE MASTER DEP/TSF
1000	1/25/2010	01/2010		14,429.52	0.00		SIGNATURE MASTER DEP/TSF
1000	1/25/2010	01/2010		0.00	183,582.36		SIGNATURE MASTER DEP/TSF
1000	1/25/2010	01/2010		34,293.59	0.00		SIGNATURE MASTER DEP/TSF
1000	1/25/2010	01/2010		0.00	148,096.74		SIGNATURE MASTER DEP/TSF
1000	1/25/2010	01/2010		995.76	0.00		GE XFER TO TARR SIGNATURE MASTER
1000	1/25/2010	01/2010		35,017.06	0.00		GE XFER TO TARR SIGNATURE MASTER
1000	1/25/2010	01/2010		37,731.59	0.00		GE XFER TO TARR SIGNATURE MASTER
1000	1/25/2010	01/2010		5,495.66	0.00		SIGNATURE MASTER DEP/TSF
1000	1/25/2010	01/2010		0.00	293,525.47		SIGNATURE MASTER DEP/TSF
1000	1/25/2010	01/2010		21,838.84	0.00		SIGNATURE MASTER DEP/TSF
1000	1/25/2010	01/2010		0.00	145,950.69		SIGNATURE MASTER DEP/TSF
1000	1/25/2010	01/2010		5,513.89	0.00		SIGNATURE MASTER DEP/TSF
1000	1/25/2010	01/2010		0.00	57,906.34		SIGNATURE MASTER DEP/TSF
1000	1/25/2010	01/2010		87,695.13	0.00		SIGNATURE MASTER DEP/TSF
1000	1/25/2010	01/2010		0.00	65,755.64		SIGNATURE MASTER DEP/TSF

TARRAGON CORPORATION
For the Thirteen Months Ended January 31, 2010
(Continued)

Property	Date	Period	Person	Debit	Credit	Balance	Remarks

1000	1/25/2010	01/2010		436.03	0.00		SIGNATURE MASTER DEP/TSF
1000	1/25/2010	01/2010		0.00	2,079.87		SIGNATURE MASTER DEP/TSF
1000	1/25/2010	01/2010		0.00	318,220.98		REC PAC WEST DISB FUNDED
1000	1/25/2010	01/2010		88,181.93	0.00		SIGNATURE MASTER DEP/TSF
1000	1/25/2010	01/2010		0.00	21,311.49		SIGNATURE MASTER DEP/TSF
1000	1/25/2010	01/2010		12,057.47	0.00		SIGNATURE MASTER DEP/TSF
1000	1/25/2010	01/2010		0.00	158,957.07		SIGNATURE MASTER DEP/TSF
1000	1/25/2010	01/2010		0.00	141,419.60		TMI AP DISB DIP TMI
1000	1/25/2010	01/2010		0.00	105,933.64		RECLS BDO TO CORRECT CASH ACCT
1000	1/25/2010	01/2010		0.00	12,804.31		REC SIGNATURE T/F MASTER HB DISB
1000	1/25/2010	01/2010		97,788.68	0.00		SIGNATURE MASTER DEP/TSF
1000	1/25/2010	01/2010		0.00	5,264.64		SIGNATURE MASTER DEP/TSF
1000	1/25/2010	01/2010		515,000.00	0.00		SIGNATURE MASTER DEP/TSF
1000	1/25/2010	01/2010		106.00	0.00		LINKS AT GEORGETOWN REIMB TARR

						1,633,781.38	= Ending Balance=
				1,859,853.75	2,415,788.63